PREMISES AND EQUIPMENT	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
PREMISES AND EQUIPMENT
PREMISES AND EQUIPMENT

Premises and equipment at December 31, 2011 and 2010 are summarized as follows:

	December 31,
	2011	2010
	(In Thousands)
Land	$2,098	$2,098
Buildings	6,660	6,077
Leasehold improvements	7,822	7,786
Furniture and equipment	12,272	11,388
Construction in process	20	21
	28,872	27,370
Accumulated depreciation and amortization	(16,221)	(15,247)
Premises and equipment, net	$12,651	$12,123

At December 31, 2011, construction in process primarily related to incidental branch improvements.  There were no outstanding commitments for the construction of new branches at December 31, 2011 and 2010.

Depreciation and amortization expense was $1.9 million, $2.0 million and $1.9 million for the years ended December 31, 2011, 2010 and 2009, respectively.  See Note 12 for a schedule of future minimum rental commitments pursuant to the terms of noncancelable lease agreements.